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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-3 Indenture dated as of February 27, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-3

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                  333-100890                     33-0705301
        ----------                  ----------                     ----------
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                            92660
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(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By: /s/ Richard J. Johnson
                                                  ---------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: March 11, 2003